Exhibit 99.1

Investor Contact: Steve Keenan
(314) 719-1755
InvestorRelations@Olin.com

News

Olin Corporation, 190 Carondelet Plaza, Suite 1530, Clayton, MO 63105

Olin Updates Third Quarter 2022 Outlook and Announces Earnings Conference Call

Clayton, MO, September 20, 2022 – Olin Corporation (NYSE: OLN) announced today it now expects third quarter 2022 adjusted EBITDA to be in the range of $530 - $550 million. On July 28, 2022, we previously guided third quarter 2022 adjusted EBITDA to decline approximately 15% from our second quarter 2022 adjusted EBITDA of $727 million.

Scott Sutton, Chairman, President, and Chief Executive Officer, said, “We have seen global economic conditions worsen faster than expected with an accelerated deterioration in both European and North American demand particularly in epoxy and vinyls intermediates, which has been aggravated by increased Chinese exports precipitated by continuing weak Chinese domestic demand. Winchester experienced lower than expected commercial ammunition volumes as customers’ supply chain inventories were overfilled across some ammunition calibers. Olin proactively further reduced our participation in these weaker markets and increased our purchases of global product liquidity. Olin’s proactive actions and strategy have us well-positioned with a strong balance sheet, meaningful levered free cash flow, and solid positive earnings profile, to deliver on our previously anticipated recession scenario results in fourth quarter 2022 and continuing into 2023. Core electrochemical unit (ECU) pricing for merchant chlorine and caustic soda continues to move higher.”

CONFERENCE CALL INFORMATION

Olin announced today that on Thursday, October 27, 2022 at 9:00 a.m. Eastern time, Olin’s senior management will review the company’s third quarter 2022 financial results. Prepared remarks will be followed by a question-and-answer period.

A press release, including financial statements and segment information, will be distributed after the market closes on Wednesday, October 26, 2022, together with the associated slides.

Interested participants may access the conference call by dialing (877) 883-0383 [Canadian callers, please dial (877) 885-0477; International callers, please dial (412) 902-6506], using the pass code 5010503. The call will also be webcast live on the company’s website at www.olin.com, accessible under the third quarter conference call icons. Participants should log on to the website 15 minutes prior to the start of the call.

Following the event, the webcast will remain available for replay on the company’s website for one year. A telephonic replay of this conference call will be available beginning at 12:00 p.m. Eastern time for 7 days by dialing (877) 344-7529 [Canadian callers, please dial (855) 669-9658; International callers, please dial (412) 317-0088], using the pass code of 9462185.

COMPANY DESCRIPTION

Olin Corporation is a leading vertically-integrated global manufacturer and distributor of chemical products and a leading U.S. manufacturer of ammunition. The chemical products produced include chlorine and caustic soda, vinyls, epoxies, chlorinated organics, bleach, hydrogen, and hydrochloric acid. Winchester’s principal manufacturing facilities produce and distribute sporting ammunition, law enforcement ammunition, reloading components, small caliber military ammunition and components, and industrial cartridges.

Visit www.olin.com for more information on Olin.

FORWARD-LOOKING STATEMENTS

This communication includes forward-looking statements. These statements relate to analyses and other information that are based on management's beliefs, certain assumptions made by management, forecasts of future results, and current expectations, estimates and projections about the markets and economy in which we and our various segments operate. The statements contained in this communication that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties.

We have used the words "anticipate," "intend," "may," "expect," "believe," "should," "plan," "outlook," "project," "estimate," "forecast," "optimistic," “target,” and variations of such words and similar expressions in this communication to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the Company’s intent to repurchase, from time to time, the Company’s common stock. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The payment of cash dividends is subject to the discretion of our board of directors and will be determined in light of then-current conditions, including our earnings, our operations, our financial conditions, our capital requirements and other factors deemed relevant by our board of directors. In the future, our board of directors may change our dividend policy, including the frequency or amount of any dividend, in light of then-existing conditions.

The risks, uncertainties and assumptions involved in our forward-looking statements, many of which are discussed in more detail in our filings with the SEC, including without limitation the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2021, and our Quarterly Reports on Form 10-Q and other reports furnished or filed with the SEC, include, but are not limited to, the following:
Business, Industry and Operational Risks
•sensitivity to economic, business and market conditions in the United States and overseas, including economic instability or a downturn in the sectors served by us;
•declines in average selling prices for our products and the supply/demand balance for our products, including the impact of excess industry capacity or an imbalance in demand for our chlor alkali products;
•unsuccessful execution of our strategic operating model, which prioritizes Electrochemical Unit (ECU) margins over sales volumes;
•failure to control costs and inflation impacts or failure to achieve targeted cost reductions;
•our reliance on a limited number of suppliers for specified feedstock and services and our reliance on third-party transportation;
•higher-than-expected raw material, energy, transportation, and/or logistics costs;
•the occurrence of unexpected manufacturing interruptions and outages, including those occurring as a result of labor disruptions, production hazards and weather-related events;
•the failure or an interruption of our information technology systems;
•failure to identify, attract, develop, retain and motivate qualified employees throughout the organization;
•our inability to complete future acquisitions or successfully integrate them into our business;
•our substantial amount of indebtedness and significant debt service obligations;
•risks associated with our international sales and operations, including economic, political or regulatory changes;
•the negative impact from the COVID-19 pandemic and the global response to the pandemic, including without limitation adverse impacts in complying with governmental mandates;
•weak industry conditions affecting our ability to comply with the financial maintenance covenants in our senior credit facility;
•adverse conditions in the credit and capital markets, limiting or preventing our ability to borrow or raise capital;
•the effects of any declines in global equity markets on asset values and any declines in interest rates or other significant assumptions used to value the liabilities in, and funding of, our pension plans;
•our long-range plan assumptions not being realized causing a non-cash impairment charge of long-lived assets;
Legal, Environmental and Regulatory Risks
•changes in, or failure to comply with, legislation or government regulations or policies, including changes regarding our ability to manufacture or use certain products and changes within the international markets in which we operate;
•new regulations or public policy changes regarding the transportation of hazardous chemicals and the security of chemical manufacturing facilities;
•unexpected outcomes from legal or regulatory claims and proceedings;
•costs and other expenditures in excess of those projected for environmental investigation and remediation or other legal proceedings;
•various risks associated with our Lake City U.S. Army Ammunition Plant contract and performance under other governmental contracts; and
•failure to effectively manage environmental, social and governance (ESG) issues and related regulations, including climate change and sustainability.

All of our forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of our forward-looking statements.

2022-16